SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2004

EMC CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	No. 04-2680009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA	01748
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release of EMC Corporation (“EMC”) dated July 20, 2004 (furnished pursuant to Item 12).

Item 12. Results of Operations and Financial Condition

On July 20, 2004, EMC issued a press release announcing financial results for the quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release may contain non-GAAP financial measures. If any non-GAAP financial measures are presented, a reconciliation to GAAP is included. Management uses any such non-GAAP financial measures to gain an understanding of its comparative operating performance. Management believes that these measures provide useful information because they exclude activities that are not necessarily relevant to understand EMC’s business.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ William J. Teuber, Jr.
William J. Teuber, Jr.
Executive Vice President and
Chief Financial Officer

Date: July 20, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of EMC Corporation dated July 20, 2004